Exhibit 10.23

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

CO-PROMOTION AGREEMENT

This Co-Promotion Agreement (this “Agreement”) is signed as of the signature date(s) below and made effective as of December 10, 2018 (the “Effective Date”) by and between Janssen Biotech, Inc., with offices at 800 Ridgeview Drive, Horsham, PA 19044 (“JBI”), and Exagen Diagnostics Inc., with offices at 1261 Liberty Way, Suite C, Vista CA 92081 (“Exagen”).

WHEREAS, Exagen is in the business of providing sales and promotion services and related deliverables and JBI wishes to engage Exagen for such types of services; and

WHEREAS, various sales and promotion services will be related to SIMPONI® (golimumab) 50mg dose (“Product”) once-monthly self-injectable biologic for treatment of adults with (1) moderate to severe rheumatoid arthritis (RA), given with MTX, (2) active psoriatic arthritis (PsA), given alone or with MTX, and (3) active ankylosing spondylitis (AS) (“Permitted Indications”).

NOW, THEREFORE, in consideration of the premises and of the mutual promises and covenants herein contained, the parties hereto agree as follows:

1.	SUPPLY OF SERVICES

1.1.	During the Term of this Agreement, Exagen shall provide JBI with Promotional Activities as described further below (the “Services”):

1.1.1.

Exagen shall have the right to market, promote and detail the Product for the Permitted Indications (the “Promotional Activities”) only to Rheumatology specialists in the markets expressly identified in the target universe (the “Territory”), as detailed further in Exhibit A and which may be updated by the parties on the quarterly basis. The Territory shall be defined based on local and regional markets (identified by zip code) in which Exagen shall have rights to promote the Product and upon which its Promotion Fee shall be based.

1.1.2.

Except as provided in the terms of the agreement, all business decisions concerning the manner and extent of Promotional Activities by Exagen, including communications with customers, the number of sales representatives assigned to market the Product and the compensation of such sales representatives shall be at the sole discretion of Exagen.

1.1.3.

Exagen shall only market, promote and detail the Product for Permitted Indications. The Product shall not be promoted by Exagen for any other indication outside of Rheumatology, specifically but not limited to ulcerative colitis.

1.1.4.

Any requests made to Exagen or any of its sales representatives for information regarding the Product that is outside of the Permitted Indications shall be referred by Exagen to JBI in accordance with instructions provided by JBI.

1.1.5.

In connection with its Promotional Activities, Exagen will cause its sales representatives to: (a) utilize only the promotional materials provided by JBI (the “Promotional Materials”), and not utilize any other promotional, advertising communications or other materials relating to or referring to the Product, (b) not create, modify, change or alter the Promotional Materials in any way, and (c) make no claims, statements or representations to any third party (including any health care professional) regarding the Product other than those claims, statements or representations set forth in the Promotional Materials or as otherwise authorized by JBI in writing.

1.1.6.

Exagen will promptly notify JBI of all inquiries related to the Product, including medical information requests, technical inquiries, product complaints, safety or compliance issues, clinical trial requests, billing issues, and adverse events. The Parties shall agree on protocols for transmitting such inquiries, complaints and reports, in a manner consistent with existing JBI procedures.

1.1.7.	Exagen will be solely responsible for providing and maintaining the CRM system utilized by the sales representatives.

1.2.

Dependencies. Exagen shall be excused from its obligation to perform any Services or other obligations under this Agreement, and shall not be liable for breach of any of its representations, warranties or covenants, to the extent JBI’s failure to perform its obligations hereunder hinders or prevents Exagen’s performance of such Services or obligations, or results in such breach.

1.3.	Changes to Services. No changes shall be made to the scope of the Services without a written amendment to this Agreement signed by both parties.

1.4.

Exclusivity. During the Term of the Agreement, Exagen shall be the only non-JBI organization granted the right to directly promote with a field sales force the Product for the Permitted Indications in the United States of America.

1.5.	Exagen Personnel.

1.5.1.

Exagen’s personnel shall complete JBI assigned training on JBI’s standard operating procedures, policies, systems and requirements in a timely manner. Each party shall bear their own costs associated with such training.

1.5.2.

Exagen shall be legally responsible and liable for the actions, omissions and conduct of all sales representatives promoting the Product under this Agreement. Exagen shall notify JBI in writing promptly if any third party (including any governmental authority) notifies Exagen in writing that either Party’s activities with respect to the Product are not in compliance with applicable law.

1.5.3.

Exagen shall be retained, and shall perform its obligations hereunder, strictly as an independent contractor. No Exagen sales representative shall be an employee of JBI for any purpose. Exagen will ensure that it has employment agreements with each of its sales representatives and that all management of its sales representatives shall be by Exagen and not by or on behalf of any other party.

1.5.4.

Exagen shall be solely responsible for any compensation that is payable to the Exagen sales representatives. Exagen warrants that its compensation program for its sales representatives will not provide financial incentives for the promotion, sales or marketing of the Product in violation of applicable laws.

1.5.5.

Exagen will provide JBI with the opportunity to review on an annual basis the compensation program and bonus plan applicable to the Promotional Activities conducted by its sales representatives and shall update JBI if material changes are made to such program during the year.

1.5.6.

Exagen will provide JBI with reasonable notice prior to making any material changes to the size of its sales team performing Promotional Activities under this Agreement if such changes would have a materially negative impact on the Services.

1.6.

JBI Premises. While on JBI’s or its affiliates’ premises, Exagen shall comply with all rules and regulations of JBI and those applicable to the premises. Exagen shall be responsible for its personnel and agents while on such Premises whether or not any actions fall outside the scope of employment or engagement. JBI or its affiliates may search Exagen’s personnel and agents, including their packages, and vehicles while entering, on, or leaving the premises. JBI may also search any packages of Exagen’s personnel and agents at any time while on, leaving or entering JBI’s the premises.

1.7.	Materials and Equipment. Upon JBI’s request, Exagen shall promptly return to JBI all material and equipment provided by JBI to Exagen.

1.8.

Trademarks. JBI hereby grants Exagen and its affiliates a non-exclusive, royalty free and limited license (without the right to grant sublicenses) to use the trademarks and copyrights as contained in the applicable Promotional Materials or other material provided hereunder or otherwise authorized or approved by JBI solely for purposes of performing the Services, which license shall terminate immediately upon the expiration or earlier termination of this Agreement for any reason.

1.9.

Background Screening Requirements. Prior to Exagen personnel being provided ongoing access to JBI’s or its affiliates’ facilities or network and computing resources, Exagen shall, at its expense, perform or have performed reasonable background screenings, which shall be in accordance with applicable law, in order to verify the following: (a) no such personnel have any relevant (pursuant to EEOC or other similar guidelines) criminal convictions, (b) no such personnel are on a terrorist watch list (e.g., OFAC), and (c) no such personnel are included in any debarment or exclusion list (e.g., OIG, GSA, & FDA). Exagen shall, upon JBI’s request, confirm to JBI in writing that the foregoing screening criteria are satisfied and that a reputable and well-established vendor conducted such screenings.

1.10.	Responsibilities of JBI.

1.10.1.	JBI shall provide the sales and marketing strategy for the Product and all related Promotional Materials;

1.10.2.	JBI may, at its discretion, make Product samples available for use by Exagen sales representatives;

1.10.3.

JBI shall be responsible for all clinical trials for the Product (including investigator-initiated trials, non-interventional studies and registries) and for providing any funding for any grants or CMEs related to the Product; and

1.10.4.

JBI shall be solely responsible for accepting and filling purchase orders, billing and returns with respect to the Product, and for establishing and modifying the terms and conditions of sale of the Product, including the price at which the Product will be sold, whether the Product shall be subject to any discounts, and the distribution of the Product. Exagen and its sales representatives are not authorized to, and shall not, discuss or provide any price concessions on the Product or enter into any contracts with respect to the Product.

1.11.	Responsibilities of Exagen.

1.11.1.

When conducting the Promotional Activities Exagen shall at all times comply with all applicable laws and regulations related to its promotion and detailing of the Product, including but not limited to (i) the federal anti-kickback statute, (ii) the Stark Law, (iii) the Sunshine Law and (iv) all regulations and written directives of the FDA and of Medicaid, Medicare and all other federal healthcare programs.

1.11.2.

Exagen shall be responsible for and have final decision-making authority regarding the conduct of Promotional Activities under this Agreement and the hiring, management and compensation of its sales representatives.

1.11.3.

Exagen shall be responsible for the cost of all meals or other expenses incurred while providing services under this Agreement. Exagen shall be responsible for equipping its sales representative with computers, tablets or other equipment needed to perform the Promotional Activities.

1.12.

Non-Compete. During the Term of the Agreement and for a period of 9 months following the Termination at any time of the Agreement, Exagen shall not sell or promote any [***] without first obtaining the written consent of JBI.

2.	TERM AND TERMINATION

2.1.

Term of Agreement. The initial term of the agreement shall be from the Effective Date through June 30, 2020. Upon 180 days written notice prior to the end of the initial term, Exagen may, at its option, extend the Term of the Agreement for an additional 18 months (such initial term and extension terms, collectively, the “Term”).

2.2.	Termination of Agreement without Cause.

2.2.1.

JBI can terminate the Agreement at any time without cause; provided, that it has provided Exagen with at least 30 days prior written notice. In the event of Termination of the Agreement by JBI without cause, JBI shall pay Exagen a final Promotion Fee calculated based on measured unit growth of SIMPONI over a Baseline TRxU in the Territory during the 3 months following Termination.

2.2.2.	Exagen can terminate the Agreement without cause at the end of any calendar quarter; provided, that it has provided JBI with at least 30 days prior written notice.

2.3.

Termination for Cause. JBI or Exagen may terminate this Agreement if the other party is in default of any of its material obligations hereunder and such default is not cured within 10 days after written notice thereof to such party by the party seeking termination; provided, however, there is no cure period for a default that: (a) is the result of gross negligence or willful misconduct; (b) in the reasonable opinion of the party seeking termination, cannot reasonably be cured; or (c) results in irreparable or continuing harm to the party seeking termination.

2.4.

Effect of Termination. In the event of any termination or expiration, Exagen shall cease all Services under this Agreement after receipt of written notice from JBI unless such notice expressly provides otherwise and shall cooperate to provide a smooth transition. Within 5 days from the effective date of termination or expiration, Exagen shall provide to JBI all material, including all Promotional Materials, and equipment provided by JBI to Exagen, including any work-in-progress and all full and partial copies thereof. Except where JBI terminates for cause: (a) upon termination or expiration JBI shall pay for all Services performed and all non-cancellable expenses incurred in accordance with this Agreement prior to the effective date of termination and (b) Exagen shall submit a corresponding invoice to JBI within 30 days from the effective date of termination.

3.	PROMOTION FEE AND PAYMENT

3.1.

Promotion Fee. The Promotion Fee for the Services rendered under this Agreement is set forth in Exhibit A. JBI shall not be required to reimburse Exagen for any expenses or pass through costs unless approved in writing, in advance by JBI.

3.2.

Invoicing and Payment. Subject to the terms set forth Exhibit A, Exagen shall submit all invoices by completing the on-line form on the web site located at www.ap.jnj.com. Exagen shall include on all invoices (a) a reference to this Agreement (b) a description of the Services, (c) the price, (d) the purchase order number, (e) expenses and pass-through costs, and (f) sales or use taxes, if applicable. Exagen shall not send any invoices, and no claim from Exagen for payment will be allowed, prior to JBI issuing a purchase order to Exagen. Payment terms will be net 90 days after JBI’s receipt of an undisputed invoice from Exagen, provided however, the actual payment to Exagen from JBI or its designee will not be made until the next

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Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for Confidential Treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

scheduled payment run as set forth at www.ap.jnj.com. Refer to Exhibit A for details on payment process. JBI shall not be obligated to pay any amounts not properly invoiced within 90 days after Services are provided, including any pass-through expenses or taxes that otherwise would have been reimbursable in accordance with this Agreement.

4.	REPRESENTATIONS AND WARRANTIES

4.1.	Exagen represents and warrants that:

4.1.1.	Services will be performed in accordance with and conform to this Agreement and any applicable industry standards and practices;

4.1.2.	Services will be provided by qualified personnel, suitably skilled and trained in the performance of the Services and performed in a diligent and professional manner;

4.1.3.

Exagen shall comply with, and the Services will be in compliance with, all applicable law, statutes, ordinances and regulations, and Exagen shall have any required permits, licenses and certifications applicable to the Services;

4.1.4.

Exagen (a) has the full right, power and authority to enter into this Agreement without the consent of a third party, and (b) is under no obligation to any third party, nor will it enter into any obligation with a third party, that could interfere with the Services;

4.1.5.

Neither Exagen, nor its personnel or agents providing the Services, is subject to exclusion from a health care program as outlined in Sections 1128 and 1156 of the Social Security Act or debarment by the U.S. Food and Drug Administration under 21 U.S.C. 335a or any other federal or state program or law that would preclude Exagen or its personnel or agents from providing or contracting for the Services. If Exagen or its personnel or agents providing the Services fails to satisfy any requirements set forth in this paragraph, Exagen shall notify JBI in writing within 10 days of any such change in status, and upon receipt of such notice, JBI shall have the right to terminate this Agreement;

4.1.6.

In performing under this Agreement, Exagen agrees to adhere to the Johnson & Johnson Responsibility Standards for Exagen (posted on JNJ.com: Responsibility Standards for Exagen; https://www.jnj.com/partners/responsibility-standards-for-Exagens);

4.1.7.	Exagen shall comply with Exhibit B (Protection of Personal Information); and

4.1.8.	Exagen shall comply with Exhibit C (Data Safeguards);

4.1.9.	Exagen shall comply with Exhibit D (Compliance with Anti-Corruption Laws);

4.1.10.	Exagen shall comply with Exhibit E (Health Care Compliance); and

4.1.11.	Exagen shall comply with Exhibit H (Reporting Adverse Events, Special Situations, and Product Quality Complaints).

4.2.	JBI represents and warrants that:

4.2.1.

JBI holds, and shall maintain during the Term, all material registrations, licenses, authorizations and approvals from any applicable regulatory authorities as are necessary to sell the Product in the Territory in compliance with all applicable laws.

4.2.2.	The Promotional Materials and JBI-provided training materials provided in connection with this Agreement do not and will not during the Term violate applicable law; and

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4.2.3.

as of the Effective Date, JBI is not aware of any claim alleging that the manufacture, packaging, distribution, sale or use of the Product in the Territory, or that the use of any registered trademark or registered copyright within the Product infringes or misappropriates the intellectual property rights or other rights of any third party, and to the knowledge of JBI, the manufacture, packaging, distribution, sale or use of the Product in the Territory and the use of any registered trademark or registered copyright within the Product in the Territory does not infringe or misappropriate the intellectual property rights or other rights of any third party.

5.	CONFIDENTIAL INFORMATION; INTELLECTUAL PROPERTY RIGHTS

5.1.

Definition of Confidential Information. As used herein, “Confidential Information” includes all information given to one party (the “Receiving Party”) or its affiliates by the other party or its affiliates (the “Disclosing Party”) or otherwise acquired by the Receiving Party or its affiliates, in connection with this Agreement, and all information derived or generated therefrom, including (a) information regarding any of the products of the Disclosing Party or any of its affiliates, (b) information regarding costs, productivity or technological advances and (c) the terms of this Agreement and any other information in connection therewith, but excluding the Promotional Materials and any other information provided by JBI to Exagen or its affiliates that is intended to be disclosed in the course of the Services. The results of and any information arising from any audit under Article 14 or Exhibit H, Section 5 shall be deemed the Confidential Information of Exagen.

5.2.

Exceptions. The Receiving Party has no obligation to protect the following categories of Disclosing Party information: (a) information that is or was independently developed by the Receiving Party without use of or reference to any of the Disclosing Party’s Confidential Information; (b) information that is or was lawfully received from a third party without any obligation of confidentiality and restriction on use; or (c) information that becomes or was a part of the public domain through no breach of this Article 5 (Confidential Information; Intellectual Property Rights) by the Receiving Party.

5.3.

Restrictions on Use and Disclosure. The Receiving Party shall not, except as otherwise provided below (a) use or reproduce the Disclosing Party’s Confidential Information for any purpose other than as required to perform the obligations or exercise the rights granted in connection with this Agreement or (b) disclose the Disclosing Party’s Confidential Information to any third party, without the prior written approval of the Disclosing Party, except to personnel, consultants, agents and representatives of the Receiving Party or its affiliates who have a need to know such information in connection with the Services and who are bound by obligations of confidentiality and limited use at least as strict as those set forth herein; provided the Receiving Party shall be responsible for any actions of such parties that would be in breach of this Agreement if done by the Receiving Party. Notwithstanding the foregoing, the Receiving Party may disclose the Disclosing Party’s Confidential Information to the extent such information is required to be disclosed by law, including a subpoena, or to respond to a regulatory request; provided that the Receiving Party promptly notifies the Disclosing Party in writing prior to any disclosure to allow the Disclosing Party to seek a protective order or similar relief in the Disclosing Party’s sole discretion.

5.4.

Protection of Confidential Information. The Receiving Party shall (a) use at least the same degree of care that the Receiving Party uses to protect its own proprietary information of a similar nature and value, but no less than reasonable care to protect and maintain the Disclosing Party’s Confidential Information and (b) upon termination or expiration of this Agreement or as requested by the Disclosing Party, return or destroy all of the Disclosing Party’s Confidential Information in the Receiving Party’s possession or control. Nothing in this Section 5.4 (Protection of Confidential Information) shall require the destruction or alteration of computer back-up tapes or similar storage made in the ordinary course of the Receiving Party’s business that contain the Disclosing Party’s Confidential Information, provided that Receiving Party shall continue to comply with its obligations herein with respect to such Confidential Information.

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.5.

Ownership of Confidential Information. The Receiving Party acknowledges that, except as otherwise provided below, (a) the Disclosing Party is the exclusive owner of and has all rights to its Confidential Information, including all intellectual property rights therein, such as patents, copyrights, trade secrets, trademarks, moral rights and similar rights of any type under the laws of any governmental authority (collectively, “Intellectual Property Rights”) and (b) no right, title, interest or license to the Receiving Party is either granted or implied under any Intellectual Property Rights by the disclosure of Confidential Information hereunder, except for the limited right to use such Confidential Information for the purpose described in Section 5.3.

5.6.

Equitable Remedies. Each of the parties hereto acknowledges that a breach of any of the provisions of this Article 5 (Confidential Information) could have a material and adverse effect upon the other party, that damages arising from such breach may be difficult to ascertain and, without limiting any other right or remedy, equitable relief, including injunctions and specific performance, shall be available without bond or other requirement.

5.7.

No Publicity. i) Neither party may originate any publicity, news release, technical article, advertising or other announcement, written or oral, whether made to the public press or others, relating to performance under this Agreement or the existence of this Agreement between the parties, except where required by law. Nothing in this Agreement shall prohibit either Party from making any disclosure related to this Agreement that is required by applicable law or the regulations or policies of a national securities exchange or other similar regulatory body; provided that with respect to such required disclosures, the party required to do so shall always (a) consult with the other party in connection with said disclosure a reasonable amount of time prior to such disclosure to allow the other party to comment thereon and to prevent or limit such disclosure, if so permitted by law or regulatory requirement; and (b) promptly provide the other party with a copy of the disclosure and all materials relating thereto. ii) Without limiting the foregoing, except as expressly provided herein, neither party may use the names, logos or trademarks of the other party or its affiliates for any advertising or promotional purposes without the written consent of the other party.

6.	INDEMNIFICATION

6.1.	Indemnity Obligations.

6.1.1.

Exagen. Exagen shall indemnify and hold harmless JBI, its affiliates and their respective directors, officers, employees and agents, and successors and permitted assigns thereof (each, in such capacity, a “JBI Indemnitee”), against any and all third party claims and resulting liabilities, damages, losses and expenses, including reasonable attorneys’ fees, arising out of: (a) negligence or willful misconduct of any Exagen Indemnitee in connection with this Agreement or (b) a breach of this Agreement by any Exagen Indemnitee; provided, however, that Exagen shall not be required to indemnify, hold harmless or defend any JBI Indemnitee against any claim to the extent that JBI has an obligation to indemnify an Exagen Indemnitee under Section 6.1.2.

6.1.2.

JBI. JBI shall indemnify and hold harmless Exagen, its affiliates and their respective directors, officers, employees and agents, and successors and permitted assigns thereof (each, in such capacity, a “Exagen Indemnitee”), against any and all third party claims and resulting liabilities, damages, losses and expenses, including reasonable attorneys’ fees, arising out of the following: (a) negligence or willful misconduct by any JBI Indemnitee in connection with this Agreement; (b) a breach of this Agreement by any JBI Indemnitee; (d) the use by any Exagen Indemnitee of the Promotional Materials provided by JBI under this Agreement; or (e) personal injury arising out of or resulting from use of the Product; provided, however, that JBI shall not be required to indemnify, hold harmless or defend any Exagen Indemnitee against any claim to the extent that Exagen has an obligation to indemnify an JBI Indemnitee under Section 6.1.1.

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6.2.

Indemnity Procedures. The party seeking indemnification hereunder (the “Indemnified Party”) will give the other Party to this Agreement (the “Indemnifying Party”) prompt written notice of any matter upon which the Indemnified Parties intend to base a claim. With respect to the settlement of any claim relating solely to the payment of money damages, which could not result in the Indemnified Parties becoming subject to injunctive or other equitable relief or otherwise adversely affect the business of the Indemnified Parties in any manner, and as to which the Indemnifying Party has acknowledged in writing its obligation to indemnify the Indemnified Parties hereunder, the Indemnifying Party shall have the sole right to settle or otherwise dispose of such claim, on such terms as the Indemnifying Party shall deem appropriate, provided that Indemnifying Party shall provide reasonable evidence of its ability to pay any damages claimed and, with respect to any such settlement, shall have obtained the written release of the Indemnified Parties from the claim. The Indemnified Parties may participate in such negotiations to protect its interests and the Indemnifying Party will provide reasonable assistance to the Indemnified Parties and their counsel at no charge. With respect to the settlement of any claim not relating solely to the payment of money damages, the Indemnifying Party will have the right to consent to the entry of judgment with respect to, or otherwise settle, a claim only with the prior written consent of the Indemnified Parties, which consent will not be unreasonably withheld, provided, however, that the Indemnified Parties may withhold consent if any such judgment or settlement imposes an unreimbursed monetary or continuing non-monetary obligation on such Indemnified Parties or does not include an unconditional release of the Indemnified Parties from all liability with respect to the claim.

7.	LIMITATION OF LIABILITY

IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY PUNITIVE, EXEMPLARY, MULTIPLIED, INDIRECT OR CONSEQUENTIAL DAMAGES, LOST PROFITS OR REVENUES OR ANY CLAIM FOR ANY PREJUDGMENT INTEREST; PROVIDED THAT THE FOREGOING LIMITATIONS DO NOT APPLY TO (a) ANY BREACH OF ARTICLE 5 (CONFIDENTIAL INFORMATION) OR (b) INDEMNIFICATION OBLIGATIONS PURSUANT TO ARTICLE 6 (INDEMNIFICATION).

8.	INSURANCE

Exagen shall maintain in full force and effect valid and collectible insurance policies in connection with its activities as contemplated hereby, in compliance with Exhibit F (Insurance Requirements) attached hereto.

9.	GOVERNING LAW; DISPUTE RESOLUTION

9.1.

Governing Law. This Agreement is governed by and will be construed in accordance with the laws of the State of New York, excluding any conflicts of law provisions. If the Uniform Computer Information Transaction Act (UCITA), any version thereof or a substantially similar law is enacted as to be applicable to a party’s performance under this Agreement, said statute will not govern any aspect of this Agreement, including without limitation, any of the parties’ rights and obligations arising pursuant to this Agreement.

9.2.

Dispute Resolution. Except as set forth in Section 17.1.3, and dispute, controversy or claim arising out of or related to this Agreement, or the interpretation, application, breach, termination or validity thereof, including any claim of inducement by fraud or otherwise, will be resolved in accordance with Exhibit G (Dispute Resolution) attached hereto.

10.	RELATIONSHIP OF THE PARTIES

The relationship of the parties established by this Agreement is that of independent contractors and nothing contained herein will be construed to (a) give either party any right or authority to create or assume any obligation of any kind on behalf of the other party or (b) constitute the parties as partners, joint ventures, co-owners or

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otherwise as participants in a joint or common undertaking. This Agreement constitutes a contract for the provision of Services and not a contract of employment of Exagen or any Exagen personnel.

11.	FORCE MAJEURE

If any party is affected by any event beyond its reasonable control, including (a) fire, explosion, flood or other act of God, (b) acts, regulations or laws of any government, (c) war, terrorist acts or civil commotion or (d) failure of public utilities or common carriers (a “Force Majeure Event”), such party shall not be liable in connection with this Agreement to the extent affected by such Force Majeure Event; provided such party gives prompt written notice to the other party (the “Non-Force Majeure Party”) of the Force Majeure Event and such affected party exercises all reasonable efforts to eliminate the effects of the Force Majeure Event on this Agreement as soon as possible. If any Force Majeure Event continues for a period longer than 30 days, the Non-Force Majeure Party may terminate this Agreement upon written notice to the other party.

12.	SUBCONTRACTORS

Exagen shall not have the right to sublicense any Promotional Activities under this Agreement without the express written consent of JBI.

13.	ASSIGNMENT

Exagen shall not assign this Agreement without the prior written consent of JBI and any attempt to do so will be void. This Agreement is intended solely for the benefit of the parties hereto, and it is not the intention of the parties to confer third-party beneficiary rights upon any other person or entity. Subject to the foregoing, this Agreement will bind and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

14.	AUDIT

Each Party or an authorized representative thereof, and any governmental agency which regulates a Party, may, at all reasonable times during the Term and for 3 years thereafter and upon reasonable notice to the other Party, inspect and audit the books and records of the other Party with respect to amounts payable hereunder or the other Party’s obligations hereunder for the sole purpose of evaluating the other Party’s compliance with this Agreement and any law, regulation or policy applicable to the Party being audited. Each Party shall retain all applicable books and records for 3 years subsequent to the expiration or termination of this Agreement or such longer period as required by applicable local or international regulatory requirements. Each Party shall respond within 1 business day of receipt of the other Party’s request with information and documentation required in relation to an FDA or other regulatory authority inspection. The cost of any such audit shall be borne by the auditing Party, unless (a) with respect to an audit of payments made hereunder, the audit reveals that the audited Party has underpaid by five percent (5%) or more, or (b) with respect to an audit of compliance with this Agreement or applicable law, regulation or policy, such audit reveals noncompliance by the audited Party with this Agreement or any applicable law, regulation or policy due to a failure by the audited Party that is not excused under this Agreement, in which case ((a) or (b)), the audited Party shall reimburse the auditing Party for any third party costs reasonably incurred in connection with the audit. If any such audit concludes that additional payments were owed or that excess payments were received during such period, the owing Party shall pay the additional payments or the receiving Party shall reimburse such excess payments within sixty (60) days after the date on which such audit is completed.

15.	RECORDS MANAGEMENT

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Records and Information Management (“RIM”) Requirements

15.1.

Files and Work Papers. Exagen shall maintain and manage all paper and electronic records, files, documents, work papers and other information in any form provided by JBI or generated pursuant to this Agreement (the “Files and Work Papers”) (a) in accordance with JBI’s records management policies (which may be changed by JBI from time to time and communicated to Exagen), including as set forth in “RIM Requirements” below, (b) separately from files generated, managed or maintained by Exagen under agreements with other customers, (c) as required by applicable statutes and regulations, and (d) as set out in any preservation request issued to the Exagen by JBI.

15.2.

Preservation. Exagen shall comply promptly and fully with any request from JBI, for any reason, to preserve Files and Work Papers or to promptly deliver such materials to JBI. Steps to comply include, when requested by JBI, periodic meetings to identify and implement documented procedures to preserve or deliver such data. Files and Work Papers created or modified by Exagen in electronic format must be delivered to JBI in the same electronic format or as otherwise directed by JBI.

15.3.

Third Party Requests. Upon receipt from third parties of any request, demand, notice, subpoena, order, or other legal information-request (“Third-Party Request”) for any Files and Work Papers, Exagen shall take all reasonable steps to protect JBI’s legal rights in any response and, to the extent that Exagen legally may do so, shall immediately notify JBI, shall provide JBI with a copy of the Third-Party Request, and shall meet and cooperate with JBI in the implementation of procedures to comply with the request.

15.4.

Destruction. Exagen shall not destroy any Files and Work Papers without first having received JBI’s written confirmation that the Files and Work Papers are not pertinent to any pending preservation obligation or retention requirement.

15.5.

RIM Requirements. This section specifies RIM requirements applicable to Exagen that create, maintain, manage or manipulate paper or electronic records, files, documents, work papers and other information in any form on behalf of JBI. Exagen is responsible for understanding and complying with JBI’s RIM requirements.

a)	Records and Information Management requirements shall be applied consistently and regularly.

b)	JBI’s Files and Work Papers

1.	Shall be created, stored and managed throughout their lifecycle using proper protection.

2.	Shall be protected and access controlled according to their value as described in the Johnson & Johnson Exagen Information Security Requirements.

3.	Shall be retained in accordance with the Johnson & Johnson Enterprise Retention Schedule (“J&J ERS”). The J&J ERS defines retention requirements for business, legal, regulatory and privacy purposes.

4.	Relevant to litigation or an investigation and subject to a Legal Hold shall be retained and preserved, regardless of the retention requirement set forth in the J&J ERS.

c)	Exagen shall ensure that JBI’s Files and Work Papers are retained upon the departure of personnel employed by the Exagen.

d)	JBI or the applicable JBI Affiliate shall provide written approval prior to the disposition (disposal or deletion) of the JBI’s Files and Work Papers.

e)	Exagen with access to JBI’s network shall annually complete Records and Information Management training as specified by JBI.

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16.	COMPLIANCE AND TRAINING

16.1.

Exagen shall at all times cause its employees who promote or detail Product to health care professionals to comply with JBI’s Compliance Program, including regarding (1) the promotion of pharmaceutical products, (2) adverse event reporting, (3) product samples, (4) data safeguards and (5) management of records in third party relationships.

16.2.	Exagen shall provide general training to all of its employees, including on subjects such as general detailing skills, relevant aspects of applicable law and JBI policies.

16.3.

Prior to the commencement of Promotional Activities under this Agreement, JBI shall provide training to Exagen employees engaged in performing Promotional Activities for the Product on the Rheumatology disease state, SIMPONI ®, competitive market knowledge, promotional sales messaging, Adverse Event Reporting, Sampling Policy, JBI CarePath and related programs, PhRMA, and J&J Compliance guidelines, Sunshine Act, Records Retention, Privacy Policy and any other training deemed necessary by JBI.

16.4.

JBI shall have the right, upon reasonable prior notice, to confirm compliance by Exagen of all of the foregoing, including certification by each Exagen representative of his/her mastery of required subject matter.

a) Prior to the commencement by Exagen of any Promotional Activities under this Agreement, Exagen shall conduct a thorough gap analysis of its current compliance policies applicable to the promotion of diagnostic products and the compliance policies that it will be required to follow to promote a pharmaceutical product. Exagen shall ensure that its policies are modified or that alternate policies are in place to ensure that when Exagen is performing Promotional Activities for the Product that such activities comply at all times with the rules and regulations applicable to the promotion of a pharmaceutical product.

b) Prior to the commencement by Exagen of the Services, JBI shall have the right to audit the processes Exagen will use to ensure compliance by Exagen and its sales representatives with the law and regulations applicable to the promotion, marketing and sale of pharmaceutical products, and no Promotional Activities shall begin under this Agreement until JBI has completed such audit and Exagen has remedied any gaps to the satisfaction of JBI.

17.	GOVERNANCE.

17.1.

Within 90 days of the execution of the Agreement, the Parties shall create a joint working group consisting of equal number of members from each party (including 2 permanent members from each party) (the “Oversight Committee”).

17.2.

Once a calendar quarter, the Oversight Committee shall meet to discuss business and market performance, and strategic direction. The Oversight Committee shall have an advisory role and shall not have final decision-making authority.

17.3.	The Oversight Committee shall be the first level dispute resolution in event of disagreement over the Promotion Fee.

18.	TAXES

18.1.

All fees charged by Exagen shall be exclusive of value added, sales, use, goods and services, transfer, services, consumption or transaction taxes (“Indirect Taxes”), as well as gross receipts, excise and other taxes. JBI shall make all payments of fees to Exagen under this Agreement without deduction or withholding for any tax, unless such deduction or withholding is required by law. Each party shall be responsible for: taxes based on its own income (“Income Taxes”); gross receipts, capital stock, and net worth taxes;

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franchise and privilege taxes on its business; employment taxes of its employees; and taxes on any property it owns or leases. Exagen shall not pass on to JBI and JBI shall not be responsible for any taxes that Exagen incurs in subcontracting the performance of the Services except to the extent such taxes are included in the pricing set forth in this Agreement. JBI and Exagen will reasonably cooperate with each other to more accurately determine a party’s tax liability and to minimize such liability, to the extent legally permissible.

18.2.

In the event applicable law requires JBI to withhold any Income Taxes from any payments made to Exagen, then JBI shall withhold such Income Taxes, pay the full amount withheld to the relevant taxing authority, and provide Exagen with proof of such payment. Any such Income Tax required to be withheld shall be an expense of and borne by Exagen and any amounts paid, deducted or withheld by JBI shall be treated for all purposes of this Agreement as paid to Exagen.

18.3.

Exagen may charge JBI for Indirect Taxes, as long as the amount of Indirect Taxes are specified in a valid invoice compliant with applicable law. JBI shall either pay such invoiced amount or supply valid exemption documentation. If Exagen does not provide JBI with a valid invoice (including separate identification of Indirect Taxes where required by applicable law), Exagen shall assume responsibility for such non-compliance, including payment of any tax-related interest and penalties. Exagen shall segregate on the invoice fees for taxable Services from fees for nontaxable Services.

19.	HEADINGS

The headings used herein have been inserted for convenience only and do not affect the interpretation of this Agreement.

20.	WAIVER

The failure of any party to enforce at any time for any period any provision hereof will not be construed to be a waiver of such provision or of the right of such party thereafter to enforce each such provision, nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy.

21.	SEVERABILITY

Any provision of this Agreement that is invalid or unenforceable in any jurisdiction will, to the extent the economic benefits conferred thereby to both Parties remain substantially unimpaired, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining provisions or affecting the validity or enforceability of any of such provisions in any other jurisdiction.

22.	NOTICES

To be effective, all notices hereunder must be in writing and delivered personally or by overnight courier, billed to sender or by certified or registered US mail, return receipt requested, postage prepaid, to all the Parties at the following addresses:

Exagen:	JBI:

Exagen Diagnostics Inc. Attn: Chief Financial Officer 1261 Liberty Way Suite C Vista, CA 92081 USA	Janssen Biotech, Inc. Attn: Joanne Grace 800 Ridgeview Drive Horsham, PA 19044 USA

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With a copy to:

Janssen Biotech, Inc

Attn: Board Attorney

800 Ridgeview Drive

Horsham, PA 19044

or to such other place as a party may designate by written notice to the others.

23.	ADVERSE EVENT AND PRODUCT QUALITY COMPLAINT REPORTING

Exagen shall implement and manage procedures to include an efficient and timely Adverse Event (“AE”), Serious Adverse Events (“SAE”) and Product Quality Complaint (“PQC”) reporting process, as approved by JBI. Exagen shall perform reporting of AEs, SAEs and PQCs in accordance with Exhibit H Reporting Adverse Events, Special Situations, and Product Quality Complaints attached hereto.

24.	ENTIRE AGREEMENT; CONFLICTS

24.1.

Entire Agreement. This Agreement (a) supersedes all previous understandings, agreements and representations between the parties, written or oral and (b) constitutes the entire agreement and understanding between the parties with respect to the subject matter hereof, and incorporates all representations, warranties, covenants, commitments and understandings on which they have relied in entering into this Agreement. No modification, change or amendment to this Agreement shall be effective unless in writing and signed by each of the parties.

24.2.

Conflicts. No terms and conditions of any purchase order or provision included in any invoice, estimate, confirmation, acceptance or any other similar document in connection with this Agreement will be effective unless expressly stated otherwise in a writing signed by each of the parties. Any additional provisions in accordance with the foregoing shall expressly be subject to this Agreement. To the extent of any conflict or inconsistency between this Agreement and such provisions, this Agreement shall govern, unless such writing includes the section number of this Agreement that the parties agree no longer governs or is modified for the matter covered thereby.

25.	SURVIVAL

The following sections survive any termination or expiration of this Agreement: 2.4, 3.2, 5-10, 14, 15, and 25 and any other provisions that by their nature and context are intended to survive.

26.	COUNTERPARTS; ELECTRONIC SIGNATURES

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute one and the same instrument. Electronically executed or electronically transmitted (including via fax) signatures shall have the full force and effect of original signatures.

27.	REMEDIES

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Subject to Articles 9 (Governing Law; Dispute Resolution) and 7 (Limitation of Liability), any remedies provided herein are cumulative and not exclusive of any remedies provided by law or equity.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives.

Janssen Biotech, Inc.	Exagen Diagnostics Inc.
/s/ Brian Smith	/s/ Ron Rocca
Name: Brian Smith	Name: Ron Rocca
Title: Director of Marketing	Title: CEO
Date: Dec 7, 2018	Date: Dec 6, 2018

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EXHIBIT A

1.    The project managers are:

Exagen Contact Information:

[Name]

[Title]

[Address]

[Telephone #]

[Email]

JBI Contact Information:

[Name]

[Title]

[Address]

[Telephone #]

[Email]

2.    Pricing:

a.    JBI will pay Exagen quarterly in arrears a Promotion Fee based on measured unit growth of SIMPONI over a Baseline TRxU in the Territory. TRxU means Total Prescribed (Rx) Units.

b.    The Baseline TRxU for 2019 and first half of 2020 is set forth below.

c.    “Promotion Fee Income” is defined as the total number of incremental Rx units written above the established Baseline TRxU for the defined universe during the Measurement Period, multiplied by the agreed upon Promotion Fee per Rx Unit.

For the Quantities	Promotion Fee per Incremental Rx Unit

[***]	$[***]
[***]	$[***]
[***]	$[***]

SIMPONI TRxU growth shall be monitored on a monthly basis. Payouts will be calculated and made to Exagen on a Quarterly schedule in arrears.

A sample calculation of a quarterly Promotion Fee is set forth below in Section (A)(2).

Estimated Promotion Fee

Exagen will prepare an estimated Promotion Fee earned by Exagen on a calendar quarter basis, starting with the end of the first full calendar quarter following the actual start of the Measurement Period. Such estimated Promotion Fee will be accompanied by an invoice for the Promotion Fee due Exagen, to be paid based on Net 90 day payment terms set forth in Section 3.2. Exagen invoice will be submitted to JBI within 10 calendar days of the end of the quarter.

***

Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for Confidential Treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

True-up Process

JBI shall provide Exagen with a quarterly reconciliation of the estimated Promotion Fee earned by Exagen. Any amount due back to either JBI or Exagen will be included in (and may be netted against) the next invoice.

Territory

The final Territory will be comprised of zip codes in which Exagen sales representatives are deployed.

The Territory may be revised prior to the beginning of each quarter in such cases as Exagen adds or removes zip codes from sales rep coverage. A current “zip to terr” file should be provided to JBI to substantiate quarterly zip code coverage in the event changes are made.

Measurement

An estimated Baseline TRxU through June 30, 2020 is set forth in Section (A)(1)1 below and shall be updated by JBI no later than December 15, 2018 based on actual sales, trends and market considerations. Should the Agreement be extended, the Baseline TRxU for the time period after June 30, 2020 will be determined by JBI no later than June 30, 2020 based on actual sales, trends and market considerations.

Adjustment of Baseline TRxU

The Baseline TRxU may be adjusted quarterly in the event zip codes are added or removed from Exagen’s deployment.

Should there be a change in SIMPONI® formulary access in any of the following plans, the Baseline TRxU would be recalculated to adjust historical volume from the affected plan(s):

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

Exclusions

Rx units fulfilled as free goods shall not be credited towards growth over Baseline TRxU, unless specifically agreed to by JBI and Exagen. Units provided to HCPs as product samples shall not be credited towards growth over Baseline TRxU.

Data Source used for Measurement

[1]	NTD: Baseline forecast to be provided through Q2 2020.
***

Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for Confidential Treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

JBI will provide Exagen with access (and if necessary a license) to TRxU data. The data, provided by iQVIA and supplemented with data from select Specialty Pharmacy Providers and to which JBI will also have access (the “TRxU Data”), will be provided to Exagen by JBI at no cost to Exagen through a Third-Party Agreement (“TPA”). The data will show the TRxU’s written in the Territory.

Exagen may use this data to populate internal CRM reports to provide HCP-level TRx volume and trends for their sales representatives.

Using this same data, Exagen will calculate monthly and quarterly reports, for the Territory, of the estimated TRxU growth, which JBI will then verify.

(A)(1)     Baseline Forecast 2018 and 2019

[***]

[***]

***

Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for Confidential Treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(A)(2) Sample Promotion Fee Calculation

[***]

***

Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for Confidential Treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

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(A)(3) Targeted Specialties

•	Core specialties for Exagen HCP Sales Targets:

—	[***]

[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

***

Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for Confidential Treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(A)(4) Do Not Target Specialties

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[***]		[***]
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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

***

Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for Confidential Treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[***]		[***]
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[***]	[***]	[***]	[***]

***

Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for Confidential Treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT B – PROTECTION OF PERSONAL INFORMATION1

1.	Definitions

1.1.	“Personal Information” means data that identifies, can be used to identify, or relates to an identifiable individual.

1.2.

“Privacy Breach” means any unauthorized access, acquisition, use, alteration disclosure, loss or destruction of, or damage to, Personal Information, or any breach of applicable privacy or data protection law or of this Agreement with respect to the Processing of Personal Information by Exagen.

1.3.

“Process”, “Processed”, and “Processing” means the collection, possession, use, disclosure, transfer, storage, deletion, combination, access or other use of Personal Information as contemplated by applicable privacy and data protection laws.

2.	B.Personal Information Privacy & Data Protection

2.1.

In connection with the Processing of Personal Information that is received or accessed by Exagen from JBI or its affiliates, or from their employees, representatives or contractors, or others on behalf of JBI or its affiliates, Exagen shall, and shall ensure that any person engaging in the Processing of Personal Information on its behalf in connection with this Agreement will, comply with this Exhibit.

2.2.

Exagen shall Process Personal Information only to perform its obligations under this Agreement or as otherwise instructed by JBI in writing from time to time. Exagen’s Processing of Personal Information shall be governed by the terms of the Agreement, which sets out the subject matter, duration, nature, and purpose of the Processing, types of Personal Information, categories of data subjects, and obligations and rights of JBI. Exagen shall Process Personal Information in accordance with all applicable data privacy and data protection laws, and applicable policies and standards including, to the extent required as part of Exagen’s obligations under this Agreement, JBI’s Cookie Policy.

2.3.

Exagen shall ensure that Personal Information is not disclosed to, transferred to and/or allowed to be accessed by or otherwise Processed by its employees or personnel in any country other than those set forth in this Agreement unless previously agreed to in writing by JBI. Exagen agrees to meet any additional regulatory or legal requirements necessary to allow such transfers. In the event that JBI allows Exagen to expand the list of countries to which the Personal Information may be transferred, Exagen agrees to cooperate with JBI in meeting any additional regulatory or legal requirements necessary to allow such transfers.

2.4.

Exagen shall, to the extent required as part of Exagen’s obligations under this Agreement, ensure that all Personal Information Processed by Exagen is accurate and, where required, kept up-to-date, and ensure that any Personal Information that is inaccurate or incomplete is erased or rectified in accordance with JBI’s instructions, this Agreement or applicable law.

2.5.

Exagen shall, unless specifically prohibited by applicable law, (i) promptly (and in any event within five days of receipt) notify JBI in writing if Exagen receives any requests, complaints or inquiries from an individual with respect to Personal Information Processed by Exagen including, opt-out requests, requests for access and/or rectification and allegations that the Processing infringes an individual’s rights under applicable law and, (ii) not respond to any such requests, complaints or inquiries unless expressly authorized to do so by JBI.

[1]	NTD: Subject to further review and discussion by the parties.

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2.6.

Exagen shall notify JBI in writing immediately (and in any event within twenty-four (24) hours) whenever Exagen reasonably believes that there has been any Privacy Breach. Such notice will provide detailed information regarding such Privacy Breach, including its nature and scope; actual or potential cause; any reports to law enforcement; and, measures being taken to investigate, correct, mitigate, and prevent future Privacy Breaches. Exagen will provide, at Exagen’s sole cost, reasonable assistance and cooperation requested by JBI to investigate and notify affected individuals, regulatory bodies, or credit reporting agencies with respect to any such Privacy Breach. Exagen will also remediate and mitigate the effects of the Privacy Breach as JBI deems appropriate, including any notification that JBI or an applicable regulatory body may determine appropriate to send to individuals impacted or potentially impacted by the Privacy Breach and/or the provision of any credit reporting or other remedial service. Exagen shall not notify any individual or any third party of any Privacy Breach without JBI’s prior consent except to the extent required by law and, in such case, Exagen shall promptly notify JBI of such requirement. In addition, within thirty (30) days of identifying or being informed of a Privacy Breach, Exagen shall develop and execute a plan, subject to JBI’s approval, that reduces the likelihood of a recurrence of such Privacy Breach. Without limiting any other rights of JBI under this Agreement, JBI may at its discretion immediately terminate this Agreement as a result of a Privacy Breach without JBI having any financial or other liability of any nature whatsoever to Exagen resulting from such termination.

2.7.

Exagen shall immediately cease Processing and promptly return, archive, or destroy Personal Information in its possession, in accordance with JBI’s instructions, when no longer necessary to provide the Services to JBI, upon termination or expiration of this Agreement for any reason, or immediately upon JBI’s request. When disposing of any paper, electronic or other record containing Personal Information (including Personal Information retained by Exagen for disaster recovery and data back-up), Exagen shall do so by taking all reasonable steps to destroy the information, such as by: (i) shredding; (ii) permanently erasing and deleting; (iii) degaussing; or, (iv) otherwise modifying the Personal Information in such records to make it unreadable, unreconstructable and indecipherable.

2.8.

If Exagen is required by law or receives any order, demand, warrant or any other document requesting or purporting to compel the production of Personal Information (such as oral questions, interrogatories, requests for information or documents in legal proceedings, subpoenas, civil investigative demands or other similar processes), Exagen shall, except to the extent prohibited by law, immediately notify JBI and shall not produce the Personal Information for at least forty-eight (48) hours following such notice to JBI so that JBI may, at its own expense, exercise such rights as it may have under law to prevent or limit such disclosure. In addition to the foregoing, Exagen shall exercise commercially reasonable efforts to prevent and limit any such disclosure, to otherwise preserve the confidentiality of the Personal Information and shall cooperate with JBI with respect to any action taken with respect to such request, complaint, order or other document, including to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded to the Personal Information.

2.9.

At any time during the term of this Agreement, upon request and in a reasonable time and manner, Exagen shall make its policies, procedures, practices, and books and records relating to the privacy and security of Personal Information and the Processing of Personal Information available to JBI and/or its affiliates for review.

2.10.

Exagen shall provide JBI and its affiliates and their representatives upon reasonable request with: (i) access to Exagen’s premises and records; (ii) assistance and cooperation of Exagen’s relevant staff; and (iii) facilities at Exagen’s premises for the purpose of auditing Exagen’s compliance with its obligations in this Exhibit. Upon notice to Exagen, Exagen shall assist and support JBI in the event of an investigation by any regulator, including a data protection regulator, if and to the extent that such investigation relates to Personal Information handled by Exagen for JBI. Such assistance shall be at JBI’s expense, except where such investigation was required due to Exagen’s acts or omissions, in which case such assistance shall be at Exagen’s expense.

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.11.

Upon JBI’s request, Exagen shall enter into data transfer agreements with JBI and JBI’s affiliates as needed to satisfy cross-border transfer obligations relating to Personal Information, such as the Standard Contractual Clauses issued by the European Commission or comply with another cross-border data transfer mechanism deemed compliant by the European Commission to allow Personal Information to be transferred to Exagen and any affiliate or subcontractor of Exagen by JBI or its affiliates.

2.12.

Exagen shall take any other steps reasonably requested by JBI to assist JBI in complying with any notification, registration or other obligations applicable to JBI or its affiliates under laws relating to Processing Personal Information under this Agreement. In the event this Agreement, or any actions to be taken or contemplated to be taken in performance of this Agreement, do not or would not satisfy either party’s obligations under such laws, the parties shall cooperate with each other and execute an appropriate amendment to this Agreement.

2.13.

Notwithstanding anything to the contrary in this Agreement, JBI’s affiliates are intended third-party beneficiaries of this Exhibit, shall be entitled to its benefits and shall be entitled to enforce this Exhibit as if each were a signatory hereto.

2.14.

Exagen agrees to indemnify, defend and hold harmless JBI and its affiliates and their directors, employees, and agents from and against any and all claims and resulting damages, liabilities, expenses, fines and losses of any type, to the extent arising out of, or relating to the following: (i) Exagen’s failure (or the failure of any personnel, contractor, or agent of Exagen) to comply with the obligations under this Exhibit; (ii) any Privacy Breach; and (iii) any negligence or willful misconduct by Exagen, its personnel, contractor or agents or any third party to whom Exagen provides access to Personal Information.

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT C – DATA SAFEGUARDS

1.

If Exagen possesses JBI information that is not publicly available, has access to JBI information or computing resources using Exagen’s computing and network resources over a network-to-network connection, or hosts any JBI information on a Exagen-hosted, Internet-facing website or web application, it shall have in place and maintain an information security program that encompasses administrative, technical, and physical safeguards that meet or exceed the requirements specified in the current SISR (as defined in Section 6 of this Exhibit) and applicable industry standards to protect against threats both to the unauthorized or accidental destruction, loss, alteration, or use of, and the unauthorized disclosure or access to such JBI information.

2.

If Exagen uses a Exagen computing resource to access the Internet in order to view or input JBI information that is not publicly available, provided that Exagen does not electronically or physically retain any JBI non-public information subsequent to such access, Exagen’s obligation with respect thereto is limited to meeting or exceeding the Internet Access Only Requirements specified in the current SISR and any applicable industry standards reasonably intended to protect against threats both to the unauthorized or accidental destruction, loss, alteration, or use of, and the unauthorized disclosure or access to non-public information.

3.

Exagen personnel who are provided ongoing access to JBI facilities and/or network and computing resources shall abide by all applicable Acceptable Use policies and complete the information security training approved by JBI. For such personnel, Exagen shall conduct background checks and/or other investigations deemed necessary, as appropriate and permitted by applicable law. Exagen personnel with direct, unrestricted access to the Johnson & Johnson Network (“JJNET”) shall complete JBI’s information security awareness training upon initial access to JJNET and annually thereafter. Exagen access or connectivity may be terminated at any time upon violation of policies and/or misuse or abuse of privileges.

4.

If Exagen discovers or is notified of a breach or potential breach of security relating to JBI information that is not intended for public release, Exagen shall (a) notify JBI within 24 hours of such breach or potential breach and (b) if the applicable JBI information was in the possession of Exagen at the time of such breach or potential breach, Exagen shall (i) investigate and remediate the effects of the breach or potential breach and (ii) provide JBI with satisfactory assurance that such breach or potential breach will not reoccur.

5.

No JBI information shall be sold, assigned, leased or otherwise disposed of to a third party by or for Exagen or commercially exploited by or on behalf of Exagen or its personnel without written direction from JBI.

6.

“SISR” means the Johnson & Johnson Exagen Information Security Requirements in effect as of the Effective Date, a copy of which has been made available to Exagen, and as revised from time to time by JBI and made available to Exagen. Exagen shall have 30 days after receipt of a SISR revision from JBI to reject any new requirements contained therein. If Exagen rejects the revised SISR, JBI shall have the right to terminate this Agreement. If Exagen intends to implement a change to its systems, policies or procedures that would reduce the level of safeguards already in place, Exagen shall notify JBI and, upon JBI’s approval, implement such change.

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT D – COMPLIANCE WITH ANTI-CORRUPTION LAWS

Notwithstanding anything to the contrary in the Agreement Exagen hereby agrees that:

1.	Exagen shall not perform any actions that are prohibited by local and other anti-corruption laws (collectively “Anti-Corruption Laws”) that may be applicable to one or both parties to the Agreement;

2.

Exagen shall not, directly or indirectly, make any payment, or offer or transfer anything of value, or agree or promise to make any payment or offer or transfer anything of value, to a government official or government employee, to any political party or any candidate for political office or to any other third party related to the transaction with the purpose of influencing decisions related to JBI and/or its business in a manner that would violate Anti-Corruption Laws;

3.

Exagen shall not retain any government official or government employee in the performance of the Agreement unless it has been approved by JBI and, if necessary, by the competent authority or authorities and such government official’s or employee’s employer. Furthermore, Exagen shall immediately advise JBI in writing in the event Exagen becomes aware that any person engaged in the performance of the Agreement becomes a government official or employee, a political party official or a candidate for political office. The requirements of this subsection shall not apply with respect to employees of a Exagen that is a government owned entity;

4.

Exagen shall designate an individual within its organization to receive training from JBI on Anti-Corruption Laws, as well as applicable rules on interactions with health care professionals, as mutually agreed to by the parties. Such designated individual shall then provide such training on Anti-Corruption Laws, using applicable training materials to be provided by JBI, on at least an annual basis to all persons employed by Exagen who perform work for JBI and interact with government officials or health care professionals in the normal course of their responsibilities. Upon JBI’s and Exagen’s mutual agreement, such training may also be provided directly by JBI to such employees of Exagen. Exagen shall also provide such training or training materials to any subcontractors it uses in the performance of the Agreement (to the extent the use of such subcontractors by Exagen is permitted under the Agreement.) Any training and materials provided by JBI does not relieve Exagen of any obligations it has independent of the Agreement and Exagen shall not rely on JBI’s training and materials for any such obligations;

5.	Exagen shall certify on an annual basis in a format to be provided by JBI that:

a.

training and training materials on Anti-Corruption Laws, as well as applicable rules on interactions with health care professionals, have been provided to all persons employed by Exagen who perform work for JBI and interact with government officials or health care professionals in the normal course of their responsibilities and that it has provided the JBI training and training materials to subcontractors used by Exagen in the performance of the Agreement;

b.	to the best of Exagen’s knowledge, there have been no violations of Anti-Corruption Laws by Exagen or persons employed by or subcontractors used by Exagen in the performance of the Agreement;

c.	personnel of Exagen who may be designated as “Key Personnel” by mutual agreement of JBI and Exagen have not changed, except as noted in a schedule attached to the certification provided by Exagen;

d.

Exagen has made no changes in its use of subcontractors to perform the services for the JBI under the Agreement, except as (1) permitted under the Agreement and (2) noted in a schedule attached to the certification provided by Exagen; and

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e.	Exagen has maintained true and accurate records necessary to demonstrate compliance with the requirements of this Exhibit.

f.

Exagen shall maintain and provide JBI and its auditors and other representatives with access to records (financial and otherwise) and supporting documentation related to the subject matter of the Agreement as may be requested by JBI in order to document or verify compliance with the provisions of this Exhibit; and

g.

if Exagen fails to comply with any of the provisions of this Exhibit, such failure shall be deemed to be a material breach of the Agreement by Exagen and, upon any such failure, JBI shall have the right to terminate the Agreement with immediate effect upon written notice to Exagen without JBI having any financial liability or other liability of any nature resulting from any such termination.

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT E – HEALTH CARE COMPLIANCE PROVISIONS

1.

“Health Care Professional” or ““HCP”” is defined as (i) any person who is licensed by a state to provide health care services directly or indirectly to patients, such as a physician, a nurse, a technician, a psychologist, or a lab specialist and/or (ii) any person or organization to whom JBI markets its products and services that is in a position to influence the selection of the products furnished or purchased, including but not limited to hospitals and health systems, administrators, procurement personnel, group purchasing organizations, pharmacy benefit managers, and business people.

2.	Exagen shall, with respect to each HCP engaged under this Agreement or any SOW:

a.

Ensure that the HCP’s Services are provided in compliance with all applicable laws and regulations, including but not limited to laws and regulations pertaining to the promotion of products regulated by the United States Food and Drug Administration (FDA); laws, regulations and guidance pertaining to federal and state anti-kickback and submission of false claims to governmental or private health care payors (collectively, “Health Care Compliance” or “HCC”); state and federal laws and regulations relating to the protection of individual and patient privacy; and any other laws and regulations applicable to such services.

b.

Ensure that HCP’s Services are provided in compliance with JBI’s written policies and procedures of which Exagen is provided notice, including, but not limited to, policies and procedures related to FDA and Health Care Compliance and the protection of individual and patient privacy (collectively, “JBI Policies”). The requirements of this Agreement and any additional policies provided attached to this Agreement or the applicable SOW shall constitute JBI Policies of which JBI provides notice to Exagen.

c.

Execute a written agreement setting forth Services and compensation for such Services, prior to the HCP providing any Services pursuant to this Agreement or the applicable SOW. The parties shall include in each SOW a template agreement that Exagen shall use in engaging such HCPs. Exagen shall ensure that any payments made to HCPs do not exceed fair market value for Services provided by the HCP.

d.	Ensure that each HCP is:

(i)

not excluded from a Federal health care program as outlined in Sections 1128 and 1156 of the Social Security Act (see the Office of Inspector General of the Department of Health and Human Services List of Excluded Individuals/Entities at https://exclusions.oig.hhs.gov/;

(ii)	not debarred by the FDA under 21 U.S.C. 335a (see the FDA Office of Regulatory Affairs Debarment List at http://www.fda.gov/ICECI/EnforcementActions/FDADebarmentList/default.htm ;

(iii)	not otherwise excluded from contracting with the federal government (see the Excluded Parties Listing System at https://www.sam.gov/index.html/home##11 and

(iv)	for HCPs who are health care practitioners, duly licensed in the state where he or she is currently practicing.

If an HCP fails to satisfy one or more of the requirements set forth in Section 2(d)(i) through (iv) above at any time during the term of this Agreement or the applicable SOW Exagen must notify JBI in writing within ten (10) days of any such change in status, and upon receipt of such notice, JBI shall have the right to terminate any applicable SOW.

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e.

Ensure that each HCP is qualified and authorized to provide Services as may be agreed to by Exagen and JBI in any applicable Work Order, or required by law or any applicable authority, including, but not limited to, any required ethics or other authorizations from federal, state or local government agencies for HCPs who are employees of such agencies; and

f.

Compensate each HCP the fair market value for his/her services, based on Services provided, and in a manner that does not take into account the volume or value of any prescriptions, referrals or business generated among the parties.

g.

Comply with professional and/or employment rules (such as conflicts of interest or ethics policies) established by Exagen or a professional organization or institution with which HCP is affiliated when the provision of Services by an HCP is subject to such rules, including, as applicable, obtaining any required approval(s) prior to providing Services and making any required reports.

3.	Exagen shall provide notice to each HCP of the following:

The Physician Payments Transparency Requirements of the Patient Protection and Affordable Care Act of 2010 (codified at 42 U.S.C. 1320a-7h) and implementing regulations, require certain pharmaceutical, medical device, and other companies to annually report to the Centers for Medicare and Medicaid Services (CMS) certain information about payments and transfers of value provided directly or indirectly to U.S. physicians and teaching hospitals, which CMS will make publicly available. This includes any payments or transfers of value that JBI provides indirectly through Exagen to U.S. physicians and teaching hospitals. As required by law, JBI will report to CMS information about payments and transfers of value that Exagen provides to U.S. physicians and teaching hospitals pursuant to this Agreement. This includes any portion of any payment or transfer of value that JBI furnishes to Exagen which Exagen then provides directly or indirectly to U.S. physicians or teaching hospitals, including its employees, agents, or contractors. Information that JBI must report includes the identity and business address of each relevant U.S. physician or teaching hospital, the value and purpose of any payments or transfers of value that are furnished, and any other information as may be required by law. To enable JBI to comply with its legal obligations, Exagen shall track, maintain, and provide JBI information and data related to any payments or transfers of value that Exagen provides to U.S. physicians and teaching hospitals under this Agreement. Exagen shall provide such information and data in the form and manner that JBI requests in a timely manner. The JBI may also report information about compensation, payments or transfers of value that Exagen provides to U.S. physicians and teaching hospitals as otherwise required by law and the JBI reserves the right to post on a website accessible to the public such information, whether or not required by law.

4.

In accordance with JBI’s request, Exagen shall, within thirty (30) days thereafter, provide or upload to JBI’s health care compliance data system (the ““Totality Third Party Exagen Portal””) or any similar system, all compliance documents and data templates related to Services. Data requirements regarding Totality Third Party Exagen Portal can be found at https://totalitygateway.jnj.com. Compliance documents and data templates include the following:

a.	Copies of written agreements including compensation terms, with each HCP providing Services.

b.

Documentation indicating that each HCP providing Services is not excluded or debarred and, for any health care practitioner, duly licensed under state law, as set forth above. Exagen shall obtain such documentation prior to engaging such HCP to provide Services.

c.	Documentation of Services provided by such HCP (e.g., a written report, comments collected at a meeting, presentation materials, etc.).

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d.

HCP data templates capturing details on HCP value exchange. Value exchanges shall include, without limitation, any gifts, meals, compensation, travel reimbursement and patient-related materials provided to HCPs in connection with the SOW.

e.	Documentation that shows that Exagen provided notice to each HCP that information provided pursuant to this Agreement may be made publicly available at any time at the sole discretion of JBI.

f.	Electronic report of overall expenses paid to or on behalf of each HCP and electronic copies of all original receipts documenting such expenses; and

g.

Written evidence of any required ethics or other authorizations allowing HCPs employed by federal, state or local government agencies, including but not limited to pharmacy and therapeutics committees, to provide Services under this Agreement.

5.

In the event that JBI is charged any fee or penalty because Exagen failed to comply with the requirements set forth in this Exhibit, Exagen agrees to reimburse JBI for such fees or penalties. JBI reserves the right to reduce or not pay any invoice in the event that Exagen fails to comply with the requirements set forth in this Exhibit.

6.	Exagen shall produce and send to JBI electronic reports each month in which payments were made or gifts or meals were provided to HCPs by Exagen on behalf of JBI, listing the following:

a.	value of any gifts, meals, compensation paid, and/or entertainment provided to HCPs, whether their services were obtained through a written agreement or not;

b.	nature, purpose and date of payments or other items of value provided; and

c.	names, addresses, and federal Tax I.D. number of HCPs who were paid remuneration for Services relating to JBI.

7.

Exagen shall report any violations of the compliance obligations set forth in this Agreement to JBI at the name and address listed in Article 21 (Notices) or through the Vendor & Distributor Hotline at 1-800-556-2496.

8.

Exagen, at its expense, shall ensure that all personnel and subcontractors involved in providing Services attend and participate in training and educational programs reasonably scheduled by JBI. Exagen, at its expense, agrees to train and periodically provide refresher training to all its new and current personnel and subcontracted personnel providing Services regarding the compliance obligations set forth in this Agreement, including any JBI Policies applicable to Services. Exagen shall, upon request, provide JBI with a record of the training provided and the dates training was attended by any Exagen personnel and subcontractors.

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT F – INSURANCE REQUIREMENTS

Insurance Requirements

Exagen shall procure and maintain, at all times and at its own expense, and ensure that its contractors, subcontractors, and consultants procure and maintain, during the term of this Agreement or as otherwise specified below, the types of insurance(s) specified below.

1.	Commercial General Liability

Exagen shall provide coverage on a Commercial General Liability Occurrence Coverage Form including coverage for product liability/completed operations with limits of not less than $[***] each occurrence and $[***] annual aggregate. Limits may be achieved via a combination of primary and umbrella/excess insurance. Such insurance shall include worldwide coverage including coverage for USA jurisdiction claims and occurrences. Any exclusions or amendments to the policy form must be disclosed to JBI.

2.	Workers’ Compensation

Exagen shall provide Workers’ Compensation Insurance covering all employees who are to provide Services under this Agreement (or equivalent insurance if Services are delivered outside of the United States). Employers’ Liability coverage is required with limits of not less than the following:

Bodily Injury by Accident	$	[***]
Bodily Injury by Disease	$	[***]
Bodily Injury by Disease	$	[***]

Exagen’s policy shall be specifically endorsed to waive any rights of subrogation against JBI, its subsidiaries, and its directors, officers and employees.

3.	Professional Liability/Errors & Omissions

Exagen shall maintain coverage on a Professional Liability Form (or equivalent) in the amount of no less than $[***] per claim with a $[***] annual aggregate. Such professional liability insurance coverage shall remain in effect for at least five (5) years after termination of the Agreement.

4.	All Risk Property Insurance

Exagen shall provide All Risk Property Insurance in an amount not less than the full replacement cost of Exagen’s property.

5.	Automobile Liability Insurance

Exagen shall maintain Automobile Liability Insurance in an amount of not less than $[***] combined single limit for all owned, hired or used vehicles, covering bodily injury and property damage.

***

Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for Confidential Treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

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6.	Miscellaneous

1.	Exagen’s policies for each of the coverages set forth above shall specifically waive any rights of subrogation against JBI and its affiliates, and their directors, officers and employees.

2.

Exagen shall supply JBI with above proof of insurance and forms, including any endorsements, as required upon the signing of this Agreement, but JBI’s failure to demand such proof or forms shall not waive JBI’s rights to such coverage as specified herein.

3.	All insurance companies for each of the coverage set forth above must be rated A or better with a financial rating of VII or better in the most recent A.M. Best’s Rating Guide.

4.

All insurance policies for each of the coverages set forth above or Exagen shall provide for thirty (30) days’ prior written notice to JBI of any cancellation, nonrenewal or material change of coverage.

5.

All Exagen insurance will be primary with no right of contribution by JBI, its affiliates, or their respective insurers. Exagen will be solely and fully responsible for any deductibles or self-insured retentions under any required coverage. Exagen will remain liable for any insurance obligation not satisfied; however, this requirement will in no way restrict or reduce any indemnification obligations contained elsewhere in this Agreement.

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EXHIBIT G – DISPUTE RESOLUTION

Any controversy or claim arising out of or relating to this Agreement shall be resolved by arbitration before a single arbitrator in accordance with the then current CPR

Non-Administered Arbitration Rules (“CPR Rules”) (www.cpradr.org), except where those rules conflict with this provision, in which case this provision controls. The arbitrator shall be selected within twenty (20) business days from commencement of the arbitration from the CPR Panel of Distinguished Neutrals, unless a candidate not on such panel is approved by both parties. Within forty-five (45) days of initiation of arbitration, the parties shall reach agreement upon and thereafter follow procedures, including limits on discovery, assuring that the arbitration will be concluded and the award rendered within no more than eight (8) months from selection of the arbitrator or, failing agreement, procedures meeting such time limits will be designed by the Arbitrator and adhered to by the parties. The arbitration shall be held in New York, New York and the arbitrator shall apply the substantive law controlling this Agreement, except that the interpretation and enforcement of this arbitration provision shall be governed by the Federal Arbitration Act. Any court with jurisdiction shall enforce this clause and enter judgment on any award. The arbitrator may award the costs and expenses of the arbitration as provided in the CPR Rules, but each party shall bear its own attorney fees

Prior to commencement of arbitration, the parties must attempt to mediate their dispute using a professional mediator selected by agreement from American Arbitration Association, the CPR Institute for Dispute Resolution or like organization or, absent agreement, through selection procedures administered by the CPR. Within a period of forty-five (45) days after the request for mediation, the parties agree to convene with the mediator, with business representatives present, for at least one session to attempt to resolve the matter. In no event will mediation delay commencement of the arbitration for more than forty-five (45) days absent agreement of the parties or interfere with the availability of emergency relief.

Each party has the right to seek from the appropriate court provisional remedies to avoid irreparable harm, maintain the status quo, or preserve the subject matter of the dispute. Rule 14 of the CPR Rules does not apply to this Agreement. All aspects of the mediation and arbitration shall be treated as confidential.

EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT, EACH PARTY HERETO WAIVES: (1) ITS RIGHT TO TRIAL OF ANY ISSUE BY JURY, (2) WITH THE EXCEPTION OF RELIEF MANDATED BY STATUTE, ANY CLAIM TO PUNITIVE, EXEMPLARY, MULTIPLIED, INDIRECT, CONSEQUENTIAL OR LOST PROFITS/REVENUES DAMAGES, AND (3) ANY CLAIM FOR ATTORNEY FEES, COSTS AND PREJUDGMENT INTEREST.

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EXHIBIT H – REPORTING ADVERSE EVENTS, SPECIAL SITUATIONS, AND PRODUCT QUALITY COMPLAINTS (PQC)

The Parties shall enter into the following Pharmacovigilance Agreement as of the execution date.

Pharmacovigilance Agreement

THIS PHARMACOVIGILANCE AGREEMENT (“Agreement”) effective as of the date of last signature (“Effective Date”) is made between:

(1)	Janssen Biotech, Inc., a company having its principal place of business at 800 Ridgeview Drive, Horsham, PA 19044 (“JBI”); and

(2)	Exagen Diagnostics Inc, a company having its principal place of business at 1261 Liberty Way, Suite C, Vista CA 92081 (“Exagen”).

JBI and Exagen may be referred to herein individually as a “Party” and collectively as the “Parties”.

Recital

(A)	JBI and / or its affiliates are the Marketing Authorisation Holder (MAH) of the Product in the Territory.

(B)

JBI and Exagen entered into an agreement dated [                                                 ] of Master Agreement (as amended from time to time, hereinafter referred to as the “Master Agreement”) whereby JBI grants Exagen certain rights to provide various sales and promotion services and related to SIMPONI® (golimumab) 50mg dose once-monthly self-injectable biologic for treatment of adults with (1) moderate to severe rheumatoid arthritis (RA), given with MTX, (2) active psoriatic arthritis (PsA), given alone or with MTX, and (3) active ankylosing spondylitis (AS) (“Permitted Indications”) the Product in accordance with the terms and conditions set forth in the Master Agreement.

(C)

JBI and Exagen wish to delineate the Parties’ respective pharmacovigilance obligations and responsibilities for the Product to ensure that there is adequate coordination and sharing of relevant safety information between the Parties in order to facilitate prompt filing of accurate and consistent reports to Regulatory Authorities which complies with the Applicable Law.

IT IS AGREED as follows:

1	Definitions

1.1

“Adverse Event” (AE) means any untoward medical occurrence in a patient or a clinical-trial subject administered a medicinal product and which does not necessarily have to have a causal relationship with this treatment. An adverse event can therefore be any unfavourable and unintended sign (for example, an abnormal

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laboratory finding), symptom, or disease temporally associated with the use of a medicinal product, whether or not considered related to this medicinal product.

1.2

“Adverse Device Effect” (ADE) means an adverse event related to the use of a medical device. This includes any adverse event resulting from insufficiencies or inadequacies in the instructions for use, the deployment, the implantation, the installation, the operation, or any malfunction of the medical device. This also includes any event that is a result of a use error or intentional misuse.

1.3

“Applicable Law” means the applicable laws, rules, regulations, including any guidelines or other requirements of any Regulatory Authority in the relevant country of the Territory, and industry guidelines or codes of conduct that may apply to the review and analysis of safety information, the reporting of safety information to Regulatory Authorities and the maintenance of records thereof.

1.4

“Date of First Receipt” means the date of receipt or coming into possession or control of safety information by, which contains at a minimum a suspect medicinal product and a suspect event i.e. an incomplete case. Unless otherwise indicated in the Applicable Law the Regulatory Clock Start Date or Day Zero for regulatory reporting, is the date the minimum criteria for reporting as defined by the Applicable Law becomes available (i.e., an identifiable subject/ patient, identifiable reporter, suspect product, and event).

1.5

“Incomplete Case” means a case that does not contain minimum criteria for reporting as defined by the Applicable Law (i.e., an identifiable subject/ patient, identifiable reporter, suspect medicinal product, and event), but at a minimum contains a suspect medicinal product and a suspect event. Such reports are entered on the safety database as potential cases of value for signal detection purposes.

1.6	“Product” SIMPONI® (golimumab) 50mg dose once-monthly self-injectable biologic for treatment of adults.

1.7

“Product Quality Complaint” (PQC) Any written, electronic or oral communication that alleges deficiencies related to the identity, quality, durability, reliability, safety, effectiveness or performance of a product after it is released for distribution.

Note: Malfunction of a device product is also considered to be a PQC.

1.8

“Regulatory Authority” means any applicable federal, national, regional, state, provincial or local regulatory agencies, departments, bureaus, commissions, councils or other government entities regulating or otherwise exercising authority with respect to the Product in the relevant Territory.

1.9

“Special Situation” Occurrences or reports that may not contain an adverse event, which must still be collected and reported in order to meet regulatory safety reporting requirements and J&J Company policies:

•	Overdose of Product,

•	Pregnancy exposure (maternal and paternal),

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•	Exposure to the Product from breastfeeding,

•	Suspected abuse/misuse of the Product,

•	Inadvertent or accidental exposure to the Product (including occupational exposure),

•	Any failure of expected pharmacological or medical device action (i.e. lack of effect) of the Product,

•	Unexpected therapeutic or clinical benefit from use of the Product,

•

Medication error involving the Product with or without patient/consumer exposure to the Product, (e.g. name confusion) OR that caused an unintended effect or could cause an intended effect (e.g. adult medicine given to a young child),

•	Suspected transmission of an infectious agent via Product,

•	Expired drug use and falsified medicine

•	Off-label use – situations where the Product is intentionally used for a medical purpose not in accordance with the authorized product information

Off-label use without an associated AE, Special Situation, UE, ADE or AEPQC should be collected only when it is specifically and voluntarily brought to the attention of the Exagen in an unsolicited manner by a reporter e.g., Health Care Professional or data obtained from databases where off-label use may be systematically collected (e.g., reimbursement database in US), and in accordance with local procedure in compliance with local laws and regulations. Follow-up of off-label use is not required.

1.10	“Territory” this activity is conducted in [add list of countries here or to a schedule]

1.11	“Undesirable Effect” (UE) shall mean an adverse reaction for human health attributable to the normal or reasonably foreseeable use of a cosmetic product.

2	Reporting Requirements

2.1

Exagen shall collect any information in or coming into its possession or control for the Product regardless of source, relating to an Adverse Event (AE), Special Situation, AE associated with a Product Quality Complaint (AEPQC), Undesirable Effect (UE) or Adverse Device Effect (ADE), as applicable and Incomplete Cases, in a format as agreed upon by the Parties.

2.2

Exagen shall forward to JBI such information immediately, but in no case later than twenty-four (24) hours from the Date of First Receipt by the Exagen. For the avoidance of doubt, all Incomplete Cases should also be

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collected and forwarded immediately, but in no case later than twenty-four (24) hours from the date of collection by the Exagen.

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3	Training

3.1

Exagen shall ensure that its personnel involved in this Agreement are trained on annual basis following execution of this Agreement, as necessary, to ensure compliance with this Agreement and the Applicable Law. For this purpose JBI shall provide Exagen with the relevant training material.

3.2

Exagen shall ensure that its personnel involved in the execution of services pertaining to this project (including applicable subcontractors) are trained in the collection and reporting of AEs, Special Situations, AEPQC, UEs or ADEs, prior to the start of the project and at least annually thereafter if such services remain in effect, to ensure compliance with this Agreement and the Applicable Law. This includes, but is not limited to, monitoring applicable AE, Special Situation, AEPQC, UE and ADE, training, and maintaining documentation. JBI may require Exagen to provide additional training when there is a change in the governing contracts and/or processes or changes in Exagen personnel.

4	Establishment of a Tracking System

4.1	Exagen shall establish and maintain a tracking system for the collection, recording and collation of safety information for the Product.

4.2

Exagen must provide a summary of all identified AE, Special Situation, AEPQC, UE and ADE reports, as applicable, as outlined in the vendor training and/ or project protocol/ scope of work. The frequency of reconciliation must be agreed prior to project initiation and will depend on the duration and extent of the project. Exagen and JBI will collaborate to identify any missing safety information, including, but not limited to, completeness of case identification numbers, in case of discrepancies, to ensure receipt of all collected safety information by JBI.

5	Retention Policy

5.1

Exagen shall maintain and archive records of all source documentation generated by the activity (records, questionnaires, reports), personnel training records and other relevant information relating to this project and the Exagen’s obligations under this Agreement for a period specified by JBI and Applicable Law. Exagen must have appropriate storage capabilities (e.g., preventing accidental damage of physical records and appropriate back up of electronic storage systems) if storing original AE, Special Situations, AEPQC, UE and ADE documentation. Notwithstanding the above, before Exagen destroys any safety records it will notify JBI of its intention to do so, affording JBI the opportunity to retain such records if it so wishes.

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6	Audit

6.1

JBI or its designee shall have the right to audit Exagen, to verify compliance with this Agreement and to the Applicable Law, provided that JBI provides Exagen with at least ninety (90) Calendar Days prior written notice. The Parties shall agree upon the scope of the audit with a written audit plan to be submitted by JBI thirty (30) Calendar Days prior to the audit. Exagen will allow such access to its facilities, systems, personnel and records, in whatever form and in any location (including locations owned or operated by a third party) as may reasonably be necessary to enable the JBI or its designee to evaluate and ensure compliance with this Agreement and the Applicable Law. JBI shall communicate audit findings in a written audit report in a timely manner. The Parties undertake to cooperate with each other to diligently investigate and resolve any such audit findings.

7	Data Privacy

7.1	In the performance of the above safety activities, both Parties will comply with all Applicable Laws in respect of data privacy in order to protect Personal Data.

7.2

Each Party shall collect, use and disclose any Personal Data obtained in the course of performing the safety activities under this Agreement solely for the purposes of complying with the regulatory obligations as described in this Agreement, or as otherwise required by Applicable Law or by a court order. Both Parties will use electronic, physical and any other safeguards appropriate to the nature of the information to prevent any use or disclosure of Personal Data other than as provided for above. Both Parties will also take reasonable precautions to protect the Personal Data from accidental, unauthorised, or unlawful alteration or destruction.

7.3

Each Party shall notify the other Party promptly of any accidental, unauthorised, unlawful destruction, loss, alteration, or disclosure of, or access to the Personal Data, and take immediate steps to rectify any such security breach.

8	Follow Up

8.1

Exagen will be responsible and shall cooperate with JBI, to diligently follow up on safety information. Follow-up information will follow the same timelines and mechanism as initial information noted above and will include the receipt date for the follow-up information.

9	Miscellaneous

9.1

Notwithstanding the above, in the event Exagen is informed of AE, Special Situations, AEPQC, UE or ADE related to the use any other J&J products that Exagen is aware of, Exagen shall report these to JBI within twenty-four (24) hours of Exagen’s Date of First Receipt.

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IN WITNESS WHEREOF, this Agreement has been executed by the duly authorized representatives of the Parties.

SIGNED for and on behalf of Exagen:

Print Name:

Title:

Date:

Sign:

SIGNED for and on behalf of JBI:

Print Name:

Title:

Date:

Sign:

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CONTACT DETAILS FOR ADVERSE EVENT REPORTING

For JBI

Safety information (AE, UE, SS, PQC) are sent to:
Primary Contact (for issue management and compliance oversight)

For Exagen:

Queries will be sent to:
Primary Contact	Name: Company: Telephone: Fax: Email: